Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 28, 2020	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Second Quarter Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2020. The Company reported net income of $8.24 million, or $0.46 per diluted common share, for the quarter ended June 30, 2020, which was a decrease of $0.20, or 30.30%, over the same quarter of 2019. Net income was $16.11 million, or $0.90 per diluted common share, for the six months ended June 30, 2020, which represents a 29.13% decrease in per share diluted earnings compared to the same period of 2019.

Additionally, today the Company declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share. The quarterly dividend is payable to common shareholders of record on August 7, 2020, and is expected to be paid on or about August 21, 2020. The current year is the 35th consecutive year of regular dividends to common shareholders.

Second Quarter 2020 and Current Highlights

●	Pandemic and General
o

The Company’s social distancing practices at its branches and corporate offices continue today. Remote working environments remain in place for approximately 60% of the Company’s back office workforce.

o

The Company implemented a pay differential for employees working at branch and back-office locations which ended May 31, 2020. As a result of the pay differential and other COVID-19 related expenses, the Company incurred approximately $612 thousand in additional expenses for the quarter.

o

In order to aid its affected customers, the Company modified or deferred payments on 1,277 commercial loans totaling $340.00 million in principal balances and 1,820 retail loans totaling $96.11 million in principal balances.

o	Through June 30, 2020, the Company processed 758 loans with original principal balances totaling $60.23 million through the SBA’s Paycheck Protection Program.
o	As a result of the low interest rate environment, the Company’s pipeline for mortgage loans grew to approximately $99.75 million at June 30, 2020, and stood at $101.39 million at July 24, 2020.

●	Income Statement
o

Second quarter earnings reflect a loan loss provision of $3.83 million, an increase of $2.25 million over second quarter of 2019, to recognize the impact of the coronavirus slowdown. Coupled with the provision in the first quarter of 2020, the second quarter provision had the cumulative effect of increasing loan loss reserve $5.33 million.

o

Despite the significant increase in loan loss provision, return on average assets remained strong at 1.15% for both the second quarter and the six month period. The significant increase in loan loss provision over previous quarterly provisions reduced return on average assets for the quarter by 0.24%.

o

Net interest margin decreased 50 basis points to 4.22% compared to the same quarter of 2019. Net interest margin decreased 20 basis points to 4.46% for the six months compared to the same period of 2019. Both period decreases are reflective of the current historic low interest rate environment.

o	Pandemic shutdowns and stay-at-home orders had a significant negative impact on deposit service charges.

●	Balance Sheet
o

As of June 30, 2020, the Company continues to significantly exceed regulatory “well capitalized” targets, as well as all capital targets of its capital management plan. The Company completed its previous share repurchase authorization in the first quarter of 2020, prior to the onset of the current coronavirus pandemic, which completed a strategic objective of acquiring 6.6 million shares, returning over $149 million in surplus capital to shareholders.  In light of the uncertain economic forecast, the Company has temporarily delayed consideration of a new share repurchase authorization to preserve and further accumulate surplus capital.

o	Total deposits have grown $167.93 million, or 7.21%, during 2020 with $125.03 million of the increase coming in interest free categories.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 58 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2020. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.10 billion in combined assets as of June 30, 2020. The Company reported consolidated assets of $2.95 billion as of June 30, 2020. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2020	2020	2019	2019	2019	2020	2019
Interest income
Interest and fees on loans	$26,991	$28,058	$21,837	$22,068	$22,721	$55,049	$44,900
Interest on securities	713	918	870	857	895	1,631	1,989
Interest on deposits in banks	82	533	663	680	766	615	1,104
Total interest income	27,786	29,509	23,370	23,605	24,382	57,295	47,993
Interest expense
Interest on deposits	1,445	1,825	1,312	1,383	1,392	3,270	2,697
Interest on borrowings	2	2	1	1	1	4	121
Total interest expense	1,447	1,827	1,313	1,384	1,393	3,274	2,818
Net interest income	26,339	27,682	22,057	22,221	22,989	54,021	45,175
Provision for loan losses	3,831	3,500	91	675	1,585	7,331	2,805
Net interest income after provision	22,508	24,182	21,966	21,546	21,404	46,690	42,370
Noninterest income	6,913	7,549	9,314	7,634	8,649	14,462	16,729
Noninterest expense	18,913	21,664	18,883	17,444	16,651	40,577	33,436
Income before income taxes	10,508	10,067	12,397	11,736	13,402	20,575	25,663
Income tax expense	2,270	2,195	2,833	2,580	2,951	4,465	5,581
Net income	$8,238	$7,872	$9,564	$9,156	$10,451	$16,110	$20,082

Earnings per common share
Basic	$0.47	$0.44	$0.61	$0.59	$0.67	$0.90	$1.27
Diluted	0.46	0.44	0.61	0.58	0.66	0.90	1.27
Cash dividends per common share
Regular	0.25	0.25	0.25	0.25	0.25	0.50	0.46
Weighted average shares outstanding
Basic	17,701,853	17,998,994	15,611,093	15,603,992	15,712,204	17,850,423	15,775,462
Diluted	17,728,300	18,050,071	15,670,047	15,664,587	15,775,320	17,888,325	15,847,498
Performance ratios
Return on average assets	1.15%	1.16%	1.71%	1.65%	1.89%	1.15%	1.82%
Return on average common equity	7.97%	7.49%	11.08%	10.80%	12.57%	7.73%	12.17%
Return on average tangible common equity(1)	11.91%	11.12%	15.33%	15.19%	17.57%	11.51%	17.04%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2020	2020	2019	2019	2019	2020	2019
(Amounts in thousands, except per share data)
Net income	$8,238	$7,872	$9,564	$9,156	$10,451	$16,110	$20,082
Adjustments:
Net (gain) loss on sale of securities	-	(385)	-	-	43	(385)	43
Merger, acquisition, and divestiture expense	-	1,893	1,532	592	-	1,893	-
Other items(1)	-	-	(2,395)	(900)	(2,025)	-	(3,700)
Total adjustments	-	1,508	(863)	(308)	(1,982)	1,508	(3,657)
Tax effect	-	354	(331)	(134)	(550)	354	(878)
Adjusted earnings, non-GAAP	$8,238	$9,026	$9,032	$8,982	$9,019	$17,264	$17,303

Adjusted diluted earnings per common share, non-GAAP	$0.46	$0.50	$0.58	$0.57	$0.57	$0.97	$1.09
Performance ratios, non-GAAP
Adjusted return on average assets	1.15%	1.33%	1.61%	1.62%	1.63%	1.24%	1.57%
Adjusted return on average common equity	7.97%	8.59%	10.46%	10.59%	10.84%	8.28%	10.48%
Adjusted return on average tangible common equity(2)	11.91%	12.75%	14.48%	14.90%	15.16%	12.33%	14.68%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,129,513	$27,040	5.11%	$1,721,392	$22,772	5.31%
Securities available for sale	103,378	839	3.26%	126,153	1,068	3.41%
Interest-bearing deposits	293,791	81	0.11%	125,759	766	2.44%
Total earning assets	2,526,682	27,960	4.45%	1,973,304	24,606	5.00%
Other assets	356,913			248,270
Total assets	$2,883,595			$2,221,574

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$547,445	$98	0.07%	$454,246	$77	0.07%
Savings deposits	707,298	240	0.14%	504,854	192	0.15%
Time deposits	465,212	1,107	0.96%	429,469	1,123	1.05%
Total interest-bearing deposits	1,719,955	1,445	0.34%	1,388,569	1,392	0.40%
Borrowings
Retail repurchase agreements	1,244	1	0.14%	3,024	1	0.13%
FHLB advances and other borrowings	-	-	-	-	-	-
Total borrowings	1,244	1	0.32%	3,024	1	0.13%
Total interest-bearing liabilities	1,721,199	1,446	0.34%	1,391,593	1,393	0.40%
Noninterest-bearing demand deposits	711,174			468,782
Other liabilities	35,467			27,604
Total liabilities	2,467,840			1,887,979
Stockholders' equity	415,755			333,595
Total liabilities and stockholders' equity	$2,883,595			$2,221,574
Net interest income, FTE(1)		$26,514			$23,213
Net interest rate spread			4.11%			4.60%
Net interest margin, FTE(1)			4.22%			4.72%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.50 million and $1.39 million for the three months ended June 30, 2020 and 2019, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,105,323	$55,145	5.27%	$1,743,141	$45,008	5.21%
Securities available for sale	119,744	1,899	3.19%	135,914	2,299	3.41%
Securities held to maturity	-	-	-	6,140	45	1.48%
Interest-bearing deposits	228,636	616	0.53%	90,423	1,104	2.46%
Total earning assets	2,453,703	57,660	4.73%	1,975,618	48,456	4.95%
Other assets	355,280			248,118
Total assets	$2,808,983			$2,223,736

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$525,024	$188	0.07%	$450,655	$114	0.05%
Savings deposits	693,477	654	0.19%	503,075	367	0.15%
Time deposits	475,149	2,429	1.03%	433,936	2,216	1.03%
Total interest-bearing deposits	1,693,650	3,271	0.39%	1,387,666	2,697	0.39%
Borrowings
Retail repurchase agreements	1,346	3	0.39%	3,141	2	0.13%
Wholesale repurchase agreements	-	-	-	7,597	119	3.16%
FHLB advances and other borrowings	72	1	2.23%	-	-	-
Total borrowings	1,418	4	0.57%	10,738	121	2.27%
Total interest-bearing liabilities	1,695,068	3,275	0.39%	1,398,404	2,818	0.41%
Noninterest-bearing demand deposits	655,906			464,299
Other liabilities	38,820			28,245
Total liabilities	2,389,794			1,890,948
Stockholders' equity	419,189			332,788
Total liabilities and stockholders' equity	$2,808,983			$2,223,736
Net interest income, FTE(1)		$54,385			$45,638
Net interest rate spread			4.34%			4.54%
Net interest margin, FTE(1)			4.46%			4.66%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $3.46 million and $2.15 million for the six months ended June 30, 2020 and 2019, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2020	2020	2019	2019	2019	2020	2019
Noninterest income
Wealth management	$854	$844	$842	$952	$884	$1,698	$1,629
Service charges on deposits	2,560	3,731	3,702	3,785	3,699	6,291	7,107
Other service charges and fees	2,617	2,231	2,096	2,007	2,129	4,848	4,178
Net gain (loss) on sale of securities	-	385	-	-	(43)	385	(43)
Net FDIC indemnification asset amortization	(483)	(486)	(590)	(719)	(516)	(969)	(1,068)
Other income	-	-	2,395	900	2,025	-	3,700
Other operating income	1,365	844	869	709	471	2,209	1,226
Total noninterest income	$6,913	$7,549	$9,314	$7,634	$8,649	$14,462	$16,729
Noninterest expense
Salaries and employee benefits	$11,015	$11,386	$9,495	$9,334	$9,153	$22,401	$18,319
Occupancy expense	1,275	1,315	1,057	1,042	1,082	2,590	2,235
Furniture and equipment expense	1,316	1,384	1,179	1,183	1,062	2,700	2,095
Service fees	1,329	1,523	721	1,053	1,231	2,852	2,261
Advertising and public relations	475	512	478	795	513	987	1,037
Professional fees	307	233	408	375	328	540	742
Amortization of intangibles	360	361	251	251	249	721	495
FDIC premiums and assessments	33	-	-	-	150	33	318
Merger, acquisition, and divestiture expense	-	1,893	1,532	592	-	1,893	-
Other operating expense	2,803	3,057	3,762	2,819	2,883	5,860	5,934
Total noninterest expense	$18,913	$21,664	$18,883	$17,444	$16,651	$40,577	$33,436

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2020	2020	2019	2019	2019
Assets
Cash and cash equivalents	$421,492	$241,613	$217,009	$182,458	$156,478
Debt securities available for sale	98,367	107,753	169,574	115,537	119,076
Loans held for sale	-	-	263	-	-
Loans held for investment, net of unearned income
Noncovered	2,125,560	2,084,610	2,101,599	1,679,958	1,705,408
Covered	11,257	12,115	12,861	14,158	15,520
Allowance for loan losses	(23,758)	(21,137)	(18,425)	(18,493)	(18,540)
Loans held for investment, net	2,113,059	2,075,588	2,096,035	1,675,623	1,702,388
FDIC indemnification asset	1,943	2,433	2,883	3,458	4,020
Premises and equipment, net	62,658	63,319	62,824	48,521	48,262
Other real estate owned, noncovered	2,181	2,502	3,969	2,528	3,810
Other real estate owned, covered	-	-	-	-	152
Interest receivable	8,380	6,117	6,677	4,842	5,317
Goodwill	129,565	129,565	129,565	92,744	92,744
Other intangible assets	7,798	8,159	8,519	4,280	4,532
Other assets	103,623	101,912	101,529	75,056	75,248
Total assets	$2,949,066	$2,738,961	$2,798,847	$2,205,047	$2,212,027

Liabilities
Deposits
Noninterest-bearing	$752,899	$620,292	$627,868	$472,478	$480,573
Interest-bearing	1,744,947	1,668,122	1,702,044	1,364,374	1,367,465
Total deposits	2,497,846	2,288,414	2,329,912	1,836,852	1,848,038
Securities sold under agreements to repurchase	1,100	1,348	1,601	1,863	3,083
FHLB and other borrowings	-	1,000	-	-	-
Interest, taxes, and other liabilities	34,290	36,593	38,515	28,969	27,220
Total liabilities	2,533,236	2,327,355	2,370,028	1,867,684	1,878,341

Stockholders' equity
Common stock	17,710	17,700	18,377	15,580	15,633
Additional paid-in capital	172,601	172,231	192,413	108,222	109,816
Retained earnings	226,627	222,814	219,535	213,866	208,618
Accumulated other comprehensive loss	(1,108)	(1,139)	(1,506)	(305)	(381)
Total stockholders' equity	415,830	411,606	428,819	337,363	333,686
Total liabilities and stockholders' equity	$2,949,066	$2,738,961	$2,798,847	$2,205,047	$2,212,027

Shares outstanding at period-end	17,709,569	17,700,140	18,376,991	15,579,740	15,633,388
Book value per common share	$23.48	$23.25	$23.33	$21.65	$21.34
Tangible book value per common share(1)	15.72	15.47	15.82	15.43	15.12

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2020	2020	2019	2019	2019
Allowance for Loan Losses
Beginning balance	$21,137	$18,425	$18,493	$18,540	$18,243
Provision for loan losses charged to operations	3,831	3,500	91	675	1,585
Charge-offs	(1,672)	(1,194)	(1,353)	(964)	(2,114)
Recoveries	462	406	1,194	242	826
Net charge-offs	(1,210)	(788)	(159)	(722)	(1,288)
Ending balance	$23,758	$21,137	$18,425	$18,493	$18,540

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$24,471	$20,263	$16,113	$16,701	$16,368
Accruing loans past due 90 days or more	284	329	144	107	37
Troubled debt restructurings ("TDRs")(1)	598	623	720	668	821
Total non-covered nonperforming loans	23,353	21,215	16,977	17,476	17,226
OREO	2,181	2,502	3,969	2,528	3,810
Total non-covered nonperforming assets	$27,534	$23,717	$20,946	$20,004	$21,036

Covered nonperforming assets
Nonaccrual loans	$299	$145	$244	$243	$203
Total covered nonperforming loans	299	145	244	243	203
OREO	-	-	-	-	152
Total covered nonperforming assets	$299	$145	$244	$243	$355

Additional Information
Performing TDRs(2)	$10,822	$8,429	$5,855	$5,635	$5,676
Total Accruing TDRs(3)	11,420	9,052	6,575	6,303	6,497

Non-covered ratios
Nonperforming loans to total loans	1.19%	1.02%	0.81%	1.04%	1.01%
Nonperforming assets to total assets	0.94%	0.87%	0.75%	0.91%	0.96%
Non-PCI allowance to nonperforming loans	93.71%	99.63%	108.53%	105.82%	107.63%
Non-PCI allowance to total loans	1.12%	1.01%	0.88%	1.10%	1.09%
Annualized net charge-offs to average loans	0.23%	0.15%	0.04%	0.17%	0.30%

Total ratios
Nonperforming loans to total loans	1.20%	1.02%	0.81%	1.05%	1.01%
Nonperforming assets to total assets	0.94%	0.87%	0.76%	0.92%	0.97%
Allowance for loan losses to nonperforming loans	92.62%	98.96%	106.99%	104.37%	106.37%
Allowance for loan losses to total loans	1.11%	1.01%	0.87%	1.09%	1.08%
Annualized net charge-offs to average loans	0.23%	0.15%	0.04%	0.17%	0.30%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs